SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): June 8, 2009 (June 4, 2009)

INX Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-31949 Commission file number	76-0515249 (I.R.S. Employer Identification No.)

6401 Southwest Freeway
Houston, Texas 77074
(Address of Registrant’s principal executive offices)

(713) 795-2000
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On June 4, 2009, INX Inc. (the “Company”) dismissed Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm. The decision to dismiss Grant Thornton was approved by the Audit Committee of the Board of Directors of the Company.

Grant Thornton’s audit reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2008 and 2007, and through June 4, 2009, there were no disagreements between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference to the subject matter of any such disagreements in connection with its reports on the Company’s consolidated financial statements for such years.

During the years ended December 31, 2008 and 2007, and through June 4, 2009, there were no “reportable events” (as defined by Item 304 (a)(1)(v) of Regulation S-K).

The Company has provided a copy of this Current Report on Form 8-K to Grant Thornton and has requested that Grant Thornton furnish a letter addressed to the Securities and Exchange Commission stating whether or not Grant Thornton agrees with the above statements made by the Company. A copy of Grant Thornton’s letter, dated June 8, 2009, is furnished herewith as Exhibit 16.1.

On June 4, 2009, the Company engaged PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) to serve as its new independent registered public accounting firm for the fiscal year ended December 31, 2009. The decision to engage PricewaterhouseCoopers was approved by the Audit Committee of the Board of Directors of the Company.

During the fiscal years ended December 31, 2008 and 2007, and through the date of the appointment of PricewaterhouseCoopers as the Company’s independent registered public accounting firm, neither the Company, nor anyone acting on its behalf, consulted with PricewaterhouseCoopers on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01 Financials Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

16.1	Letter from Grant Thornton LLP, dated June 8, 2009, to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2009	INX Inc.
By: /s/ Brian Fontana Brian Fontana Vice President and Chief Financial Officer